                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-12

                             NATIONWIDE MUTUAL FUNDS
                             -----------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
                                       ---
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies: ___________

2)   Aggregate number of securities to which transaction applies: ______________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________

4)   Proposed maximum aggregate value of transaction: __________________________

5)   Total fee paid: ___________________________________________________________

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid: ___________________________________________________

2)   Form, Schedule or Registration Statement No.: _____________________________

3)   Filing Party: _____________________________________________________________

4)   Date Filed: _______________________________________________________________

                             NATIONWIDE MUTUAL FUNDS
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                                  (800)848-0920



October ___, 2001




Dear Shareholders of Prestige International Fund and Prestige Balanced Fund:

The enclosed Notice of Special Meeting and Proxy Statement describe a proposal to liquidate and dissolve the Prestige International Fund and the Prestige Balanced Fund (collectively, the "Funds"). The Board of Trustees of Nationwide Mutual Funds (the "Trust") approved this proposal to liquidate the Funds based upon the recommendation of Villanova Mutual Fund Capital Trust, the Funds' investment adviser (the "Adviser"). This recommendation was based on several factors, including:

         -        The current size of each Fund prevent its efficient operation.

         - The Adviser believes that the addition of significant new assets to the Funds is not likely, in part because of the historical anticipated sales activities for each Fund.

         - Each Funds' expense ratio would not be competitive absent the significant voluntary fee waivers and expense reimbursements by the Adviser, which the Adviser has notified the Trust that it does not intend to continue.

Please read the enclosed Proxy Statement for additional information.

We look forward to the opportunity to continue to serve you in the future through one of the other funds of Nationwide Mutual Funds.

Sincerely,


Kevin S. Crossett
Secretary, Nationwide Mutual Funds

                                                                     PRELIMINARY


                             NATIONWIDE MUTUAL FUNDS

                    ONE NATIONWIDE PLAZA, COLUMBUS OHIO 43215

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To the Shareholders of Prestige International Fund and
Prestige Balanced Fund and to the Owners of Variable
Annuity Contracts or Variable Life Insurance Policies entitled to give voting instructions to the Shareholders of either Fund:



         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of each of the Prestige International Fund and Prestige Balanced Fund (collectively, the "Funds"), each a separate series of Nationwide Mutual Funds, an Ohio business trust (the "Trust"), will be held on Thursday, October 25, 2001, at ___:00 a.m., Eastern Time, at ______________, _____ Nationwide Plaza,
Columbus, Ohio 43215. The purpose of the Meeting is to consider and act on the following matters:

         1. With respect to each of the Funds, to approve the Plan of Dissolution, Liquidation and Termination; and

         2. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

         Shares of the Funds may be purchased by separate accounts of Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company (collectively, "Nationwide") to fund benefits payable under certain variable annuity contracts and variable life insurance policies ("variable contracts"). Nationwide hereby solicits and agrees to vote at the Meeting, to the extent required, the shares of the Funds which are held in separate accounts in accordance with timely instructions received from owners of the variable contracts. With respect to other shareholders, the Trustees of the Trust are soliciting your votes.

         If you are a shareholder of record at the close of business on September 21, 2001, you have the right to direct the persons listed on the enclosed proxy card on how your shares in the Fund(s) should be voted. If you are a variable contract owner of record at the close of business on September 21, 2001, you have the right to instruct Nationwide as to the manner in which the

Fund shares attributable to your variable contract should be voted. To assist you, a voting instruction form is enclosed. In addition, a Proxy Statement is attached to this Notice and describes the matters to be voted on at the Meeting or any adjournment(s) thereof.

                                            By Order of the Trustees,


                                            [signature block here]

October ___, 2001                           Kevin S. Crossett, Secretary




                             YOUR VOTE IS IMPORTANT


IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION, WE URGE YOU TO COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM. FOR YOUR CONVENIENCE, THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE.

                                                                     PRELIMINARY



                                 PROXY STATEMENT

                    FOR A SPECIAL MEETING OF SHAREHOLDERS OF
                         PRESTIGE INTERNATIONAL FUND AND
                             PRESTIGE BALANCED FUND

                                TWO PORTFOLIOS OF

                             NATIONWIDE MUTUAL FUNDS

                           TO BE HELD OCTOBER 25, 2001


                           GENERAL VOTING INFORMATION


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of Nationwide Mutual Funds, an Ohio business trust (the "Trust"), to be voted at a Special Meeting of Shareholders (the "Meeting") of Prestige International Fund and Prestige Balanced Fund (individually, a "Fund," and collectively, the "Funds"), two portfolios or series of the Trust. The Meeting will be held at ___:00 a.m., Eastern Time, on Thursday, October 25, 2001. The Meeting will be conducted at _____________________, ____ Nationwide Plaza, Columbus, Ohio 43215. The principal executive offices of the Trust are located at One Nationwide Plaza, Columbus, Ohio 43215. The Trustees have fixed the close of business on September 21, 2001, as the record date (the "Record Date") for the determination of shareholders of the Funds entitled to notice of and to vote at the Meeting.

         This Proxy Statement is also being furnished in connection with the solicitation of voting instructions by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, "Nationwide") from owners of certain variable annuity contracts and variable insurance policies (collectively, "variable contracts") having contract values on the Record Date allocated to a subaccount of a Nationwide separate account invested in shares of the Funds.

         This Proxy Statement and forms of proxy card and voting instructions will be sent to shareholders and variable contract owners on or about September 21, 2001. Shareholders of record on the Record Date are entitled to one vote for each share they own and a proportionate fractional vote for any fraction of a share they own as to each issue on which such shareholders are entitled to vote. The following table sets forth the number of shares of beneficial interest (the

"Shares") of each of the Funds that were outstanding as of the Record Date and are therefore entitled to vote at the Meeting:

         FUND                                                 SHARES OUTSTANDING
         ----                                                 ------------------

         Prestige International Fund..........................       ________
         Prestige Balanced Fund...............................       ________

         Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. The persons named as proxies on the enclosed proxy card(s) will vote the Shares of the Funds at the Meeting in accordance with the timely instructions received from shareholders. If a duly executed and dated proxy card is received that does not specify a choice (for, against or abstain), the persons named as proxies will consider its timely receipt as an instruction to vote "FOR" the proposal to which it relates. Shareholders may revoke previously submitted proxy cards at any time prior to the Meeting by: (i) submitting to the Trust a subsequently dated proxy card;
(ii) delivering to the Trust a written notice of revocation; or (iii) otherwise giving notice of revocation at the Meeting. In all cases, any action to revoke a proxy must be taken before the authority granted in the proxy card is exercised. If Shares are held in an account at a brokerage firm or bank, the shareholder should contact such brokerage firm or bank to change his or her vote.

         With respect to the Nationwide separate accounts, Nationwide will vote the Shares of each Fund at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. To the extent required, Nationwide will vote Shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which timely instructions are received. If a duly executed and dated voting instruction form is received that does not specify a choice (for, against or abstain), Nationwide will consider its timely receipt as an instruction to vote "FOR" the proposal to which it relates. Variable contract owners may revoke previously submitted voting instructions given to Nationwide at any time prior to the Meeting by: (i) submitting to Nationwide subsequently dated voting instructions; (ii) delivering to Nationwide a written notice of revocation; or (iii) otherwise giving notice of revocation at the Meeting. In all cases, any action to revoke voting instructions must be taken before the authority granted in the voting instruction form is exercised.

         THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUNDS' MOST RECENT ANNUAL REPORT TO SHAREHOLDERS AND SEMI-ANNUAL REPORT TO SHAREHOLDERS, UPON REQUEST, WHICH REQUEST MAY BE MADE EITHER BY WRITING TO THE TRUST AT P.O. BOX _____, COLUMBUS, OHIO 43215-_____, OR BY CALLING TOLL-FREE (800) 848-0920. THE ANNUAL REPORT AND SEMI-ANNUAL REPORT WILL BE MAILED TO YOU BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF RECEIPT OF YOUR REQUEST.

         At the Meeting, shareholders will be voting separately by Fund on the proposal being considered as described below and in the Notice of Special Meeting (the "Proposal").

         The Trust knows of no business other than that mentioned in the Proposal, which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote proxies in accordance with their best judgment. In order to act upon the Proposal for a Fund, a quorum consisting of a majority of the Shares of that Fund entitled to vote at the Meeting must be present in person or by proxy. If a quorum is not present at the Meeting for a Fund or if a quorum is present, but sufficient votes to approve the Proposal for the Fund are not received, the persons named as proxies may vote to approve the Proposal for the Fund for which sufficient votes have been received and may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Proposal for the other Fund for which sufficient votes have NOT been received, provided they determine that such an adjournment and additional solicitation is reasonable and in the best interests of shareholders.


                 PROPOSAL -- TO APPROVE THE PLAN OF DISSOLUTION,
                    LIQUIDATION AND TERMINATION (THE "PLAN")


THE LIQUIDATION IN GENERAL

         The Trust proposes to liquidate the assets and dissolve the Prestige International Fund and the Prestige Balanced Fund pursuant to the provisions of the Plan as approved by the Board at its meeting held on December 15, 2000. At that meeting, the Board determined that an orderly liquidation of each such Fund's assets was in the best interests of that Fund and its shareholders. The Plan, a copy of which is attached to this Proxy Statement as Appendix A, provides for the complete liquidation of all of the assets of each of the Prestige International Fund and the Prestige Balanced Fund. If the Plan is approved for a Fund by the requisite shareholder vote, Villanova Mutual Fund Capital Trust, the Funds' investment adviser (the "Adviser"), and that Fund's subadviser will undertake to liquidate that Fund's assets in an orderly manner at market prices and on such terms and conditions as the Adviser and the applicable subadviser determine to be reasonable and in the best interests of the Fund and its shareholders. Before liquidating, each of the Prestige International Fund and the Prestige Balanced Fund may make one or more dividend distributions of income or capital gain realized on the disposition of its portfolio securities.

         Because each Fund is an underlying investment option within several registered variable contracts, Nationwide must obtain an exemptive order from the U.S. Securities and Exchange Commission allowing for the substitution of another similar fund for each of these Funds within the variable contracts. Nationwide has applied for this order and anticipates receiving it before October 31, 2001, but receipt of the order is necessary before either liquidation can be completed. One or both liquidations may be delayed if the exemptive order is delayed.

         The approval and implementation of the Plan for one Fund is not conditioned upon the approval of the Plan by shareholders of the other Fund. If the Plan is not approved by the shareholders of one of the Funds, the Plan will be implemented for the Fund for which it is approved, and the Board will consider what other action should be taken with respect to the other Fund.

         Although portions of the Plan are summarized in this Proxy Statement, such summaries are qualified in their entirety by reference to the Plan itself.

REASONS FOR THE LIQUIDATION

         The Prestige International Fund and the Prestige Balanced Fund are currently two portfolios or series of the Trust, each of which is advised by the Adviser and one subadviser. The Prestige International Fund is subadvised by Lazard Asset Management, and the Prestige Balanced Fund is subadvised by J.P. Morgan Investment Management, Inc. Currently a substantial majority of the Shares of each of the Funds is held by Nationwide directly or through one or more separate accounts dedicated to Nationwide pension or deferred compensation plans. The Adviser has advised the Trustees of the Trust that Nationwide and the Adviser want to dissolve the Funds because neither Fund has attracted sufficient assets to permit the Fund to operate at or below the expense limitations established by the Adviser. The Adviser also anticipates that sales of the Shares of such Funds will not improve, in part because of the Funds' relative performance and because the sales force through which the Funds originally were to be sold has been eliminated by Nationwide.

         At the December 15, 2000 Board meeting, the Board considered the proposal to liquidate the Prestige International Fund and the Prestige Balanced Fund. In particular, the Board considered each Fund's operating history, including its performance, as well as the historical and anticipated sales activity of each Fund and the identity of its current shareholders.

         The Board determined that the current size of each Fund affects its efficient operation. The Board found that each Fund's expense ratio is not competitive without the voluntary fee waivers and expense reimbursements by the Adviser. For example, for the Prestige International Fund's fiscal year ended October 31, 2000, total expenses (calculated as a percentage of the Fund's average daily net assets) were 1.30% for Class A shares, 2.05% for Class B shares and 1.25% for Institutional Service Class shares, after waiver of all management fees and payment of expense reimbursements. Had such waivers and reimbursements not been made in that fiscal year, total expenses would have been 2.64% for Class A shares, 4.50% for Class B shares and 2.54% for Institutional Service Class shares (each calculated as a percentage of the Fund's average daily net assets).

         Similarly, for the Prestige Balanced Fund's fiscal year ended October 31, 2000, the Fund's expenses (calculated as a percentage of the Fund's average daily net assets) were 1.10% for Class A shares, 1.85% for Class B shares and 0.95% for Institutional Service Class shares, after waiver of management fees and payment of expense reimbursements. Had such waivers and reimbursements not been made, total expenses would have been 2.82% for Class A shares, 3.53% for Class B shares and 2.56% for Institutional Service Class shares (each calculated as a percentage of the Fund's average daily net assets).

         In addition, each Fund's sales and redemption experience over its time of operation and the changes in Nationwide's sales force lead management to believe that the potential for significant cash inflows in the future is not significant.

         The Board considered various alternatives for the Funds, including reorganizing the Funds with other mutual funds with similar investment objectives and focus. However, the Board acknowledged that with respect to the Prestige Balanced Fund there were no similar mutual funds within the Nationwide Family of Funds with similar investment objectives. With respect to the Prestige International Fund, while the Trust had recently established other "international" funds, the Adviser expressed its opinion that no one other fund matched the objectives and focus of the Prestige International Fund to the extent appropriate or necessary to make such a merger feasible. Finally, the Board acknowledged that each Fund's assets were too small, especially if Nationwide's initial investment were excluded, to make a merger with other non-Nationwide mutual funds realistic, particularly because the costs involved with such a transaction would be high and because Nationwide does not want its assets to be managed by an unrelated investment adviser.

         The Board, including all of the Trustees who are not "interested persons" of the Trust (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")), then unanimously adopted resolutions approving the Plan, declaring the proposed liquidation and dissolution advisable and directing that it be submitted to the shareholders of the Prestige International Fund and the Prestige Balanced Fund for their consideration. Pursuant to the terms of the Plan, VMF will bear all of the costs associated with the liquidation of the Funds. Such costs include legal, administrative, printing, mailing and accounting expenses.

LIQUIDATION VALUE

         If the Plan is adopted by a Fund's shareholders at the Meeting, as soon as practicable after the consummation of the sale of all of that Fund's portfolio securities and the payment (or provision for payment) of all of that Fund's known expenses, charges, liabilities and other obligations, including those expenses incurred in connection with implementing the liquidation, and the payment of ordinary and capital gains dividends, each shareholder of that Fund will receive a cash distribution in an amount equal to the net asset value per share, together with accrued and unpaid dividends and distributions, of the shareholder's Shares of such Fund (the "Liquidation Distribution"). Such net asset value per share will be determined in accordance with the Funds' current Prospectus and Statement of Additional Information. It is anticipated that Liquidation Distributions shall be paid directly by check made payable to the shareholder of record.

         In addition, prior to the Liquidation Date, Shareholders of the Funds will still be entitled to exchange their shares for shares of the other Nationwide Funds as described in the Funds' Prospectus.

FEDERAL INCOME TAX CONSEQUENCES

         IN GENERAL. The following summary provides general information with regard to the federal income tax consequences to shareholders upon receiving the Liquidation Distribution pursuant to the Plan. This summary also discusses the effect of federal income tax provisions on the Prestige International Fund and the Prestige Balanced Fund resulting from their liquidation and dissolution. However, neither Fund has sought a ruling from the Internal Revenue Service (the "Service") with respect to its liquidation and dissolution. The statements below are, therefore, not binding upon the Service, and there can be no assurance that the Service will concur with this summary or that the tax consequences to any shareholder upon receipt of a Liquidation Distribution will be as set forth below.

         Shareholders will be notified of their respective shares of ordinary and capital gain dividends for the Funds' final fiscal year in normal tax-reporting fashion.

         This summary is based on the tax laws and regulations in effect on the date of this Proxy Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect.

         The information below is only a summary of some of the federal tax consequences generally affecting the Prestige International Fund and the Prestige Balanced Fund and their individual U.S. shareholders resulting from the liquidation of the Funds. This summary does not address the particular federal income tax consequences applicable to shareholders other than U.S. individuals nor does it address state or local tax consequences. Tax consequences may affect shareholders differently depending on their particular tax situations unrelated to the Liquidation Distribution, and, accordingly, this summary is not a substitute for careful tax planning on an individual basis. Shareholders are encouraged to consult their personal tax advisers concerning their particular tax situations and the impact of receiving the Liquidation Distribution. The receipt of the Liquidation Distribution may result in tax consequences that are unanticipated by shareholders.

         If a shareholder has failed to furnish a correct taxpayer identification number or has failed to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," the shareholder may be subject to a 30.5% backup withholding tax with respect to any ordinary or capital gains dividends as well as the Liquidation Distribution. An individual's taxpayer identification number is his or her social security number. Certain shareholders specified in the Internal Revenue Code of 1986, as amended (the "Code"), may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.

         THE FUNDS. As discussed above, pursuant to the Plan, each of the Prestige International Fund and the Prestige Balanced Fund will sell its assets, pay or make provisions for the payment of all liabilities, distribute the remaining proceeds to its shareholders and dissolve. The Trust anticipates that each Fund will retain its qualification as a regulated investment company under the Code during the liquidation period. If a Fund maintains its tax qualification, it will not be taxed on any of its net capital gains realized from the sale of its assets.

         INDIVIDUAL SHAREHOLDERS. For federal income tax purposes, a shareholder's receipt of the Liquidation Distribution will be a taxable event and will be treated as a sale of the shareholder's Shares of a Fund in exchange for the Liquidation Distribution. Each shareholder will recognize a gain or loss in an amount equal to the difference between the adjusted tax basis in his or her Shares and the Liquidation Distribution he or she receives from that Fund. If the Shares are held as a capital asset, the gain or loss will generally be characterized as a capital gain or loss. If the Shares have been held for more than one year, any gain will constitute a long-term capital gain taxable to individual shareholders at a maximum rate of 20%, and any loss will constitute a long-term capital loss. If at the time of receiving the Liquidation Distribution, the shareholder has held the Shares for not more than one year, any gain or loss will generally be a short-term capital gain or loss. If, however, the shareholder has held the Shares for six months or less and has received capital gains dividends with respect to the Shares, any loss realized will be a long-term capital loss to the extent of such capital gains dividend.

         PENSION PLANS. The receipt of a Liquidation Distribution by a qualified pension or deferred compensation plan ("qualified plan") that holds Shares will not be taxable to the qualified plan or its beneficiaries for federal income tax purposes.

         IRAS. The receipt of a Liquidation Distribution by an individual retirement account ("IRA") that holds Shares will not be taxable to the IRA owner for federal income tax purposes. If, under the terms of the IRA, the Liquidation Distribution must be distributed to the IRA owner, however, the distribution would be taxable for federal income tax purposes and, if the owner has not attained age 59 1/2, generally also would be subject to an additional 10% early withdrawal tax. Nonetheless, in such a circumstance, a taxable event may be avoided either (i) by transferring the IRA account balance before it is distributed directly to another IRA custodian or trustee or (ii) by rolling over the distribution within 60 days of the date of the distribution to another IRA. An IRA may be rolled over only once in any one-year period; therefore, a rollover will not be an available alternative if the IRA owner rolled over an earlier distribution from the IRA at any time within the one-year period preceding the date of the distribution. There are many rules governing IRAs and the transfer and rollover of IRA assets. In addition, tax results may vary depending on the status of the IRA owner. Therefore, owners of IRAs that will receive Liquidation Distributions should consult with their own tax advisers concerning the consequences of the Liquidation Distribution in advance of the Liquidation Distribution.

LIQUIDATION DISTRIBUTION

         At present, the date on which the Prestige International Fund and the Prestige Balanced Fund will be liquidated and on which each Fund will pay Liquidation Distributions to its shareholders is uncertain, but it is anticipated that if the Plan is adopted by the shareholders of each Fund, such liquidation would occur on or about October 31, 2001 (the "Liquidation Date"). If the Plan is approved, shareholders holding Fund Shares as of the close of business on October

30, 2001, would receive their Liquidation Distribution on the Liquidation Date without any further action on their part.

         The right of a shareholder to redeem his or her Shares of either of these Funds at any time will not be impaired by the proposal to liquidate the assets and dissolve the Funds and the adoption of the Plan. Therefore, a shareholder may redeem Shares in accordance with redemption procedures set forth in the Funds' current Prospectus and Statement of Additional Information without the necessity of waiting for the Funds to take any action. No Fund will impose any redemption charges in connection with the liquidation of the Funds, including any contingent deferred sales charges on the Class B shares of either Fund.

         In addition, prior to the Liquidation Date, shareholders of the Funds will still be entitled to exchange their Shares for shares of other Nationwide Funds as described in the Funds' prospectus.

CONCLUSION

         Approval of the Plan with respect to each Fund requires the affirmative vote of the holders of a majority of the Shares of that Fund voting at the Meeting.


            THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" THE PROPOSAL.



                    FURTHER INFORMATION REGARDING THE ADVISER
                           AND OTHER SERVICE PROVIDERS

         The Adviser is a wholly owned subsidiary of Villanova Capital, Inc. ("VCI"). Each of the Adviser and VCI is located at 1200 River Road, Conshohocken, Pennsylvania 19428. Nationwide Financial Services, Inc., a holding company ("NFS"), owns 96% of the outstanding common stock of VCI. NFS has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all of the outstanding Class B Common Stock) to control NFS. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policy holders. The address for each of these entities (other than VCI and the Adviser) is One Nationwide Plaza, Columbus, Ohio 43215. Joseph J. Gasper and Arden L. Shisler, each of whom is a Trustee of the Trust and an officer or director of the Adviser or one of its affiliates, own less than 1% of the outstanding Class A common stock of NFS. Paul J. Hondros, a trustee of the Trust and President and Chief Executive Officer of the Adviser, currently owns approximately 4% of the outstanding common stock of VCI which he received as part of VCI's organization in 1999 and in connection with his annual compensation. Mr. Hondros is also entitled to receive certain additional shares of VCI common stock contingent upon VCI's achieving certain performance objectives in 2000 and 2001 and has been granted options to purchase shares which vest according to a five year schedule. Assuming Mr. Hondros achieves such objectives and exercises such options, his aggregate share ownership of VCI would equal approximately 5%.

         Certain affiliates of the Adviser provide services to the Funds and are compensated for such services. Under the terms of a Fund Administration Agreement, Villanova SA Capital Trust ("VSA"), 1200 River Road, Conshohocken, Pennsylvania 19428, a wholly owned subsidiary of VCI, provides various fund administrative and accounting services to the Funds, including daily valuation of the Funds' Shares and preparation of financial statements, tax returns and regulatory reports. For these services, each Fund pays VSA the following annual fee (subject to a $75,000 annual minimum fee) which is based on the Fund's average daily net assets: 0.10% on assets up to $250 million, 0.06% on assets of $250 million up to $1 billion, and 0.04% on assets of $1 billion and more.

         NAS, a wholly owned subsidiary of NFS, One Nationwide Plaza, Columbus, Ohio 43215, serves as the Funds' principal underwriter. In its capacity as principal underwriter, NAS is available to receive purchase orders and redemption requests relating to Shares of each of the Funds. As such, NAS is entitled to any front-end sales charges or contingent deferred sales charge imposed on purchases or sales of Shares of the Funds. NAS also receives fees from the Funds under a Plan of Distribution adopted under Rule 12b-1 of the 1940 Act in connection with the sale and distribution of the Funds' Class A and Class B Shares. NAS will continue to serve as the Funds' principal underwriter until Villanova Distribution Services, Inc. ("VDSI"), another affiliate of the Adviser, obtains the approvals necessary to become the Funds' underwriter. It is anticipated that VDSI will become the Funds' principal underwriter on or before October 1, 2001.

         In addition, Nationwide Investors Services, Inc. ("NISI"), a wholly owned subsidiary of VSA, 1200 River Road, Conshohocken, Pennsylvania 19428, serves as transfer agent and dividend disbursing agent for each of the Funds. For these services, NISI receives an annual fee from the Funds of $20 per account for Class A and Class B shares and 0.01% of average daily net assets of the Institutional Service Class shares.

                             PRINCIPAL SHAREHOLDERS

         As of September 21, 2001, to the Trust's knowledge, the following are the only persons who had or shared voting or investment power over more than 5% of the outstanding shares of the Funds:

--------------------------- -------------------------------------- -------------------------------- ------------------
                                                                    NUMBER OF SHARES BENEFICIALLY     PERCENTAGE OF
           FUND                NAME AND ADDRESS OF SHAREHOLDER                  OWNED                  FUND OWNED
--------------------------- -------------------------------------- -------------------------------- ------------------
Prestige International      Nationwide Pensions Managed Personal
Fund                        Portfolio #6
                            One Nationwide Plaza Columbus, Ohio
                            43215
--------------------------- -------------------------------------- -------------------------------- ------------------

--------------------------- -------------------------------------- -------------------------------- ------------------
                            Nationwide Pensions Managed Personal
                            Portfolio #5
                            One Nationwide Plaza Columbus, Ohio
                            43215
--------------------------- -------------------------------------- -------------------------------- ------------------
                            Nationwide Pensions Managed Personal
                            Portfolio #4
                            One Nationwide Plaza Columbus, Ohio
                            43215
--------------------------- -------------------------------------- -------------------------------- ------------------
Prestige Balanced Fund      Nationwide Life Insurance Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- -------------------------------------- -------------------------------- ------------------
                            Qualified Plan Variable Account of
                            Nationwide Life Insurance Company(1)
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- -------------------------------------- -------------------------------- ------------------
                            NACO Variable Account of Nationwide
                            Life Insurance Company(1)
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- -------------------------------------- -------------------------------- ------------------
                            Nationwide DC Variable Account of
                            Nationwide Life Insurance Company(1)
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- -------------------------------------- -------------------------------- ------------------

         (1) As described above, Nationwide will vote these Shares in accordance with voting instructions it receives in a timely manner from owners of variable contracts.

         As of September 21, 2001, the Trustees and executive officers of the Trust as a group owned less than 1% of the outstanding Shares of either Fund.



                              SHAREHOLDER PROPOSALS

         Because the Trust and the Funds do not hold regular shareholder meetings, there is currently no specific date by which shareholder proposals intended to be presented at future Meetings of Shareholders must be received by the Trust. However, a proposal that is received by the Trust at its principal executive offices a reasonable time before the Trust begins to print and mail its proxy materials for such a meeting will be considered for inclusion in the Trust's Proxy Statement and form or forms of proxy card relating to such meeting. Proposals received thereafter will be considered untimely and will not be considered for inclusion in such proxy materials.

                             ADDITIONAL INFORMATION

         With respect to the actions to be taken by the shareholders of the Funds on the matters described in this Proxy Statement, the presence in person or by proxy of shareholders entitled to vote a majority of the Shares of a Fund on the Proposal at the Meeting shall constitute a quorum for purposes of voting upon the Proposal for such Fund at the Meeting. However, in some instances an action may be required by law or by the Trust's Declaration of Trust to be taken by the holders of a larger or different proportion of Shares. Abstentions shall be treated as votes present for purposes of determining whether a quorum exists. Broker non-votes, as described below, will not be treated as votes present for purposes of determining whether a quorum exists.

         For purposes of determining whether the Proposal has been approved for a Fund, abstentions will be counted as "against" the Proposal and broker non-votes will be treated as not voting at all on the Proposal and therefore will have no effect. As used above, broker non-votes are Shares for which a broker holding such Shares for a beneficial owner has not received instructions from the beneficial owner and may not exercise discretionary voting power with respect thereto.

         The Adviser will bear all costs in connection with the solicitation of proxies from shareholders of the Funds. It is not currently expected that there will be any solicitation other than by mail.

                                       By Order of the Trustees


                                       [signature block]

October __, 2001                       Kevin S. Crossett, Secretary

                                                                      APPENDIX A


                PLAN OF DISSOLUTION, LIQUIDATION AND TERMINATION

                                       OF

                           PRESTIGE INTERNATIONAL FUND
                             PRESTIGE BALANCED FUND
                                 (each a "Fund")


         Nationwide Mutual Funds, an Ohio business trust (the "Trust"), shall proceed to a complete liquidation of each Fund according to the procedures set forth in this Plan of Dissolution, Liquidation and Termination (the "Plan"). The Plan has been approved by the Board of Trustees of the Trust (the "Board") as being advisable and in the best interests of each Fund and its shareholders. The Board has directed that this Plan be submitted to the holders of the outstanding voting shares of each Fund (each a "Shareholder" and, collectively, the "Shareholders"), voting separately by Fund and not together, for their adoption or rejection at a special meeting of shareholders and has authorized the distribution of a Proxy Statement (the "Proxy Statement") in connection with the solicitation of proxies for such meeting. Upon Shareholder approval of the Plan with respect to a Fund, such Fund shall voluntarily dissolve and completely liquidate in accordance with the requirements of the Trust's Amended Declaration of Trust, Ohio law as it relates to business trusts and the Internal Revenue Code of 1986, as amended (the "Code"), as follows:

                  Adoption of Plan. The effective date of the Plan as to a Fund (the "Effective Date") shall be the date on which the Plan is approved by the Shareholders of that Fund.

         1. LIQUIDATION AND DISTRIBUTION OF ASSETS. As soon as practicable after the Effective Date and by ______________, 2001 (the "Liquidation Period"), or as soon thereafter as practicable depending on market conditions and consistent with the terms of this Plan, each Fund, the Funds' investment adviser, Villanova Mutual Funds Capital Trust (the "Adviser"), and each Fund's subadviser (the "Subadviser"), shall have the authority to engage in such transactions as may be appropriate for that Fund's liquidation and dissolution, including, without limitation, the consummation of the transactions described in the Proxy Statement.

         2. PROVISIONS FOR LIABILITIES. Each Fund shall pay or discharge or set aside a reserve fund for, or otherwise provide for the payment or discharge of, any known charges, taxes, expenses, liabilities and obligations, including, without limitation, contingent liabilities, whether due or accrued or anticipated.

         3. DISTRIBUTION TO SHAREHOLDERS. As soon as practicable after the Effective Date, each Fund shall liquidate and distribute pro rata on the date of liquidation (the "Liquidation Date") to its Shareholders of record as of the close of business on _____________, 2001, all of the remaining assets of that Fund in complete cancellation and redemption of all the outstanding shares of that Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund's books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay or provide for the payment of such contingent liabilities as the Board shall reasonably deem to exist against the assets of that Fund on the Fund's books.

         4. NOTICE OF LIQUIDATION. As soon as practicable after the Effective Date, each Fund shall mail notice to the appropriate parties that this Plan has been approved by the Board and the Shareholders and that the Fund will be liquidating its assets, to the extent such notice is required under applicable law.

         5. AMENDMENT TO DECLARATION OF TRUST. Subject to Shareholder approval, pursuant to applicable Ohio law, the Trust shall prepare and file an Amendment to Report of Operation of Business Trust with and for acceptance by the Secretary of State of the State of Ohio reflecting the termination of the Funds.

         6. AMENDMENT OR ABANDONMENT OF PLAN. The Board may modify or amend this Plan at any time and as to either Fund without Shareholder approval if it determines that such action would be advisable and in the best interests of that Fund and its Shareholders. If any amendment or modification appears necessary and in the judgment of the Board will materially and adversely affect the interests of the affected Shareholders, such an amendment or modification will be submitted to such Shareholders for approval. In addition, the Board may abandon this Plan as to either or both of the Funds without Shareholder approval at any time prior to the Liquidation Date if it determines that abandonment would be advisable and in the best interests of that Fund and its Shareholders.

         7. POWERS OF BOARD AND OFFICERS. The Board and the officers of the Trust are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Trust deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and dissolution of the Funds in accordance with the Code, the Declaration of Trust and Ohio law, including, without limitation, withdrawing any state notices of the Funds and/or their shares and the preparation and filing of any tax returns.

         8. TERMINATION OF BUSINESS OPERATIONS. As soon as practicable after approval of this Plan by Shareholders, each Fund shall cease to conduct business except as shall be necessary to preserve the value of Fund assets and in connection with the effectuation of its liquidation and dissolution pursuant to this Plan. In the event this Plan is approved by the Shareholders of one of the Funds, but not the other Fund, the provisions of this Plan shall apply with respect to the liquidation of the Fund whose Shareholders approved this Plan.

         9. EXPENSES. The expenses of carrying out the terms of this Plan shall be borne by the Adviser, whether or not the liquidation contemplated by this Plan is effected.

NATIONWIDE MUTUAL FUNDS

Vote this proxy card TODAY! Your prompt response will save your Fund the expense of additional mailings.


PLEASE FOLD AND DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

                             NATIONWIDE MUTUAL FUNDS
                         SPECIAL MEETING OF SHAREHOLDERS
                         PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) William Baltrus and May Fran Ennis, or either one of them, attorneys, with full power of substitution, to vote all shares of the Prestige Balanced Fund of the Nationwide Mutual Funds ("Trust") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at ____________, ____ Nationwide Plaza, Columbus, Ohio 43215, on Thursday, October 25, 2001 at __:00 a.m., E.S.T., and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When the shares are held by joint tenants, both should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date:
       -----------------------------

------------------------------------------------

------------------------------------------------
   Signature(s) (Title(s), if applicable)

PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

Please refer to the Proxy Statement discussion of the Proposal.

IF NO SPECIFICATION IS MADE AND THIS PROXY CARD IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
                     ---

As to any other matter, said proxy holders shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
                                        ---

PLEASE FOLD AND DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

1. With respect to the Prestige Balanced Fund, FOR [ ] AGAINST [ ] ABSTAIN [ ] Fund, to approve the Plan of Dissolution, Liquidation and Termination.

NATIONWIDE MUTUAL FUNDS

Vote this proxy card TODAY! Your prompt response will save your Fund the expense of additional mailings.


PLEASE FOLD AND DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

                             NATIONWIDE MUTUAL FUNDS
                         SPECIAL MEETING OF SHAREHOLDERS
                         PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) William Baltrus and Mary Fran Ennis, or either one of them, attorneys, with full power of substitution, to vote all shares of the Prestige International Fund of the Nationwide Mutual Funds ("Trust") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at ____________, ____ Nationwide Plaza, Columbus, Ohio 43215, on Thursday, October 25, 2001 at
__:00 a.m., E.S.T., and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When the shares are held by joint tenants, both should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date:
       -----------------------------

------------------------------------------------

------------------------------------------------
      Signature(s) (Title(s), if applicable)

PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

Please refer to the Proxy Statement discussion of the Proposal.

IF NO SPECIFICATION IS MADE AND THIS PROXY CARD IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
                     ---

As to any other matter, said proxy holders shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
                                        ---

PLEASE FOLD AND DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

1. With respect to the Prestige International FOR [ ] AGAINST [ ] ABSTAIN [ ] Fund, Fund, to approve the Plan of Dissolution, Liquidation and Termination.

NATIONWIDE MUTUAL FUNDS

Vote this Voting Instruction Form TODAY! Your prompt response will save your Fund the expense of additional mailings.


PLEASE FOLD AND DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

                             NATIONWIDE MUTUAL FUNDS
                         SPECIAL MEETING OF SHAREHOLDERS

The undersigned contract owner of a variable annuity or variable life insurance contract, revoking previous voting instructions, hereby instructs Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company to vote all shares of the Prestige Balanced Fund of the Nationwide Mutual Funds ("Trust") attributable to his or her variable annuity or variable life insurance contact as of September 21, 2001, at the Special Meeting of Shareholders of the Trust to be held at _____________, _____ Nationwide Plaza, Columbus, Ohio 43215, on Thursday, October 25, 2001 at __:00 a.m., E.S.T., and at any adjournments thereof. These voting instructions will be used to vote on the proposal described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Voting Instruction Form. When the variable annuity or variable life insurance contract is held by joint tenants, both should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership voting instructions should be signed by an authorized person indicating the person's title.

Date:
       -----------------------------

------------------------------------------------

------------------------------------------------
      Signature(s) (Title(s), if applicable)

PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

Please refer to the Proxy Statement discussion of the Proposal.

IF NO SPECIFICATION IS MADE AND THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED, THE VOTING INSTRUCTION FORM SHALL BE VOTED FOR THE PROPOSAL.
                                                     ---

As to any other matter, proxy holders shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
                                        ---

PLEASE FOLD AND DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

1. With respect to the Prestige Balanced Fund, FOR [ ] AGAINST [ ] ABSTAIN [ ] to approve the Plan of Dissolution, Liquidation and Termination.

NATIONWIDE MUTUAL FUNDS

Vote this Voting Instruction Form TODAY! Your prompt response will save your Fund the expense of additional mailings.


PLEASE FOLD AND DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

                             NATIONWIDE MUTUAL FUNDS
                         SPECIAL MEETING OF SHAREHOLDERS

The undersigned contract owner of a variable annuity or variable life insurance contract, revoking previous voting instructions, hereby instructs Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company to vote all shares of the Prestige International Fund of the Nationwide Mutual Funds ("Trust") attributable to his or her variable annuity or variable life insurance contact as of September 21, 2001, at the Special Meeting of Shareholders of the Trust to be held at _____________, _____ Nationwide Plaza, Columbus, Ohio 43215, on Thursday, October 25, 2001 at __:00 a.m., E.S.T., and at any adjournments thereof. These voting instructions will be used to vote on the proposal described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Voting Instruction Form. When the variable annuity or variable life insurance contract is held by joint tenants, both should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership voting instructions should be signed by an authorized person indicating the person's title.

Date:
       -----------------------------

------------------------------------------------

------------------------------------------------
      Signature(s) (Title(s), if applicable)

PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

Please refer to the Proxy Statement discussion of the Proposal.

IF NO SPECIFICATION IS MADE AND THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED, THE VOTING INSTRUCTION FORM SHALL BE VOTED FOR THE PROPOSAL.
                                                     ---

As to any other matter, proxy holders shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
                                        ---

PLEASE FOLD AND DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

1.  With respect to the Prestige International   FOR [ ] AGAINST [ ] ABSTAIN [ ]
    Fund, to approve the Plan of Dissolution, Liquidation and Termination.